UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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CHINA HOUSING & LAND DEVELOPMENT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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China Housing & Land Development, Inc.
6 Youyi Dong Lu, Han Yuan 4 Lou
Xi'An, Shaanxi Province
China 710054

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
TO BE HELD ON JANUARY 12, 2009

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of China Housing & Land Development, Inc. (the “Company”), will be held at the corporate offices of the Company, located at 6 Youyi Dong Lu, Han Yuan 4 Lou Xi’An, Shaanxi Province, China 710054 on Monday, January 12, 2009 at 9:00 a.m. (local time), for the following purposes, as more fully described in the attached proxy statement:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To consider and act upon a proposal to ratify the selection of MSCM LLP as our independent accountants for the fiscal year ending December 31, 2008;

3.	To consider and act upon a proposal to approve the adoption of the 2007 Stock Incentive Plan, a copy of which is attached hereto as Exhibit 1; and

4.	To transact such other business as may properly come before the Special Meeting, and any or all postponements or adjournments thereof.

        Only stockholders of record at the close of business on December 23, 2008 will be entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

        You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Special Meeting. Whether or not you expect to attend the Special Meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage-prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

Pingji Lu Chairman and Chief Executive Officer

Xi’An, Shaanxi Province, China
December 23, 2008

CHINA HOUSING & LAND DEVELOPMENT, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 12, 2009

        This proxy statement and the enclosed form of proxy are furnished to the holders of China Housing & Land Development, Inc.‘s (the “Company”, “we”, “us” and “our”) common stock, in connection with solicitation of proxies by our Board of Directors (“Board of Directors” or the “Board”) for use at a Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held at the corporate offices of the Company, located at 6 Youyi Dong Lu, Han Yuan 4 Lou Xi’An, Shaanxi Province, China 710054 on Monday, January 12, 2009 at 9:00 a.m. (local time), and any postponements or adjournments thereof. The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. On or about December 23, 2008, this proxy statement and the accompanying form of proxy are being mailed to each stockholder of record at the close of business on December 23, 2008. The information provided in the “question and answer” format below is for your convenience only. You should read this entire proxy statement carefully.

What matters am I voting on?

        You will be voting on:

•	the election of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	the ratification of the selection of MSCM LLP as our independent accountants for the fiscal year ending December 31, 2008;

•	a proposal to approve the adoption of the 2007 Stock Incentive Plan, a copy of which is attached hereto as Exhibit 1; and

•	any other business that may properly come before the Special Meeting.

Who is entitled to vote?

        Holders of our common stock as of the close of business on December 23, 2008, the record date, are entitled to vote at the Special Meeting. As of the record date, we had issued and outstanding 30,893,757 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

        Proxies in the form enclosed are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxies by our Board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the Board will vote your shares at the Special Meeting as specified in your proxy. If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted “FOR” the election of the nominees listed below under Proposal I. If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Special Meeting.

Can I change my vote after I return my proxy card?

        You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;

•	voting in person at the Special Meeting; or

•	delivering another proxy bearing a later date.

        Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

What is a quorum?

        A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our by-laws and Nevada law. The presence, in person or by proxy, of a majority of all outstanding shares of common stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the Special Meeting. If the proxy indicates that the shares are not being voted on any matter at the Special Meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “FOR” nor “AGAINST” a matter but are counted in the determination of a quorum.

How may I vote?

        You may vote your shares by mail. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You may specify your choices by marking the appropriate boxes on the proxy card. If you attend the Special Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you hold your shares through a broker, you may also vote your shares by phone or internet. To do so, follow the instructions included with your proxy.

How many votes are needed for approval of each matter?

        The election of directors requires a plurality vote of the shares of common stock voted at the Special Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of a direction of the securities holder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee’s favor. The election of seven directors, ratification of MSCM LLP as independent accountants and the approval of the adoption of the 2007 Stock Incentive Plan require a majority of votes cast to be ratified or approved.

PRINCIPAL HOLDERS OF VOTING

SECURITIES

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information, as of September 30, 2008, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name	Title	Shares ownership	Percentage of Owned
Mr. Pingji Lu	Chairman & CEO Significant shareholder	3,950,935	12.79%

Mr. Xiaohong Feng	Director & COO	707,019	2.29%

Mr. Genxiang Xiao	Director & CAO	552,401	1.79%

Mr. William Xin	CFO	0	0.00%

Mr. Michael Marks	Independent Director	0	0.00%

Ms. Carolina Woo	Independent Director	0	0.00%

Mr. Suiyin Gao	Independent Director	0	0.00%

Total		5,210,355	16.87%

(1)     Except as otherwise indicated, the address of each beneficial owner is c/o Xi’an Tsining Housing Development CO., Ltd., 6 Youyi Dong Lu, Han Yuan 4 Lou, Xi’An, Shaanxi Province, China 710054.

(2)     Applicable percentage ownership is based on 30,893,757 shares of common stock outstanding as of September 30, 2008, together with securities exercisable or convertible into shares of common stock within 60 days. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 23, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

PROPOSAL I

ELECTION OF DIRECTORS

        At the Special Meeting, our stockholders will elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Pingji Lu, Xiaohong Feng, Genxiang Xiao, Michael Marks, Carolina Woo, Suiyin Gao and Albert McLelland to serve as directors upon their nomination at the Special Meeting. All nominees except Albert McLelland currently serve on our Board of Directors.

        Each nominee has advised us of his or her willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Special Meeting. In the event that any nominee should become unavailable for election to our Board of Directors for any reason, the persons named in the proxies have discretionary authority to vote such proxies for one or more alternative nominees who will be designated by the then existing Board of Directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

Information About Directors and Executive Officers

        Our directors and executive officers are as follows:

Name
First	Last	Age	Title
Pingji	Lu	57	Chairman & Chief Executive Officer
Xiaohong	Feng	43	Managing Director & Chief Operating Officer and Director
Genxiang	Xiao	45	Managing Director & Chief Administrative Officer
Michael	Marks	36	Independent Director
Carolina	Woo	68	Independent Director
Suiyi	Gao	54	Independent Director
William	Xin	41	Chief Financial Officer

        Officers are elected annually by the Board of Directors, at the Company’s annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. On October 10, 2008, Edward Meng, resigned as an independent director of the Company. Mr. Meng was also the Chairman of the Audit Committee and a member of the Compensation Committee. We have already commenced a process to fill the vacant board position and are considering candidates who will qualify to serve on the Audit and Compensation Committees.

Background of Executive Officers and Directors

Mr. Pingji Lu, Chairman & Chief Executive Officer

        Mr. Pingji Lu, 57, has served as the Chairman of the Board of Directors and Chief Executive Officer since joining the Company in September 1999. In addition, Mr. Lu was the founder of Lanbo Financial Investment Company Group Limited, where he was the Chairman of the Board and Chief Executive Officer from our formation in September 2003 until it’s merger with Lanbo Financial Group, Inc., when Mr. Lu served as the Chairman of the Board and Chief Executive Officer of Lanbo Financial Group, Inc. until December 2005. Prior to that Mr. Lu was the Chairman of the Board and Chief Executive Officer of Xian Newstar Real Estate Development Co., Ltd. from 1998 and previously served as General Manager from 1992 to 2003. From February 1968 to December 1999, Mr. Lu held various positions in the Chinese military, including soldier, Director of Barrack Administration, supervisor, and Senior Colonel. Mr. Lu is member of the Enterprise Credit Association of Shaanxi Province. Mr. Lu graduated from Xi’an Army College with a major in architectural engineering.

Mr. Genxiang Xiao, Managing Director & Chief Administrative Officer

        Mr. Genxiang Xiao, 45, the Chief Administrative Officer of the Company, joined the company and became CAO and Board Member in September 1999. In addition, Mr. Xiao was a director and Executive Vice President of Lanbo Financial Investment Company Group Limited from October 2003 until our merger with Lanbo Financial Group, Inc., when Mr. Xiao served as the Executive Vice President, Chief Operating Officer and a director of Lanbo Financial Group, Inc. until December 2005. Prior to that Mr. Xiao was a director and President of Xian Newstar Real Estate Development Co., Ltd. from 1999 to 2003. Mr. Xiao received an M.B.A from Xi’an Jiaotong University in 2001.

Mr. Xiaohong Feng, Chief Operating Officer & Board Member

        Mr. Xiaohong Feng, 43, has been Chief Operating Officer and a Board Member of the Company since joining in January 2003. In addition, Mr. Xiao Feng was a director of Lanbo Financial Group, Inc. from November 2004 until December 2005. Previously Mr. Feng served as President and a director of Xian Newstar Real Estate Development Co., Ltd. from 2003 to 2004. From June 1996 to December 2002, Mr. Feng was general manager and president of Xi’an Honghua Industry, Inc. He is a member of the China Architecture Association, vice-president of Shaanxi Province Real Estate Association, and vice director of Xi’an Decoration Association. Mr.Feng received an M.S. of Architecture Science from Xi’an Architecture & Technology University in 1990.

Mr. William Xin, Chief Financial Officer

        Mr. William Xin, 41, has been Chief Financial Officer of the Company since joining in January 2008. Mr. Xin has over ten years of experience in finance and international executive management operating in a broad range of industries. Most recently he was managing partner of Golden Leaf Investment Group, where he provided financial consulting, strategic planning, market research and venture capital services for multiple Chinese companies. Since 2005, Mr. Xin has served as Managing Partner at Golden Leaf Investment Group in New York City where he has provided financial consulting, strategic planning, market research and venture capital services on a number of projects including a hydropower company, a nanotechnology company and two emerging telecommunications companies. From 2000 through 2005, Mr. Xin was co-founder, chairman and CEO of BChinaB, Inc., a vertically-integrated US-based outsourcing company, where he helped companies such as Henry Schein, Libbey Inc., Ametek, Inc. Champion Enterprises and Rheem Air Conditioners increase profitability by outsourcing their supply chains to China. Mr. Xin has been featured in the Wall Street Journal and Crain’s magazine as a China business expert and has spoken on many panels regarding China. Mr. Xin earned his Bachelor’s degree and Master of Business Administration degree from Yale University in New Haven, Connecticut

Ms. Carolina Woo, Independent Director

        Ms. Carolina Woo, 68, servers as independent Director of our Company on October 10, 2007. She is currently the owner of CW Group, a consulting firm focused in real estate development, planning and design. Ms. Woo is also a member of the Board of Trustees of the Rhode Island School of Design. Previously, Ms. Woo worked at Skidmore, Owings & Merrill LLP (SOM) beginning in 1969, and retired as a partner of the international architecture-engineering office of SOM where she served as the President of SOM International Ltd. with overall responsibility for SOM’s work in China, Hong Kong, Taiwan, and the Asia-Pacific region. Ms. Woo received her Master’s Degree from Columbia University Graduate School of Business and her Bachelor’s Degree in Architecture from the Road Island School of Design.

Mr. Michael Marks, Independent Director

        Mr. Michael Marks, 36, has served as independent Director of our Company since October 10, 2007. Until December 2007 he was a managing director and principal of Sonnenblick Goldman Asia Pacific Limited, a firm that provides advisory services in real estate investments. Mr.Marks is also the President and Director of Middle Kingdom Alliance Corp., a special purpose acquisition corporation listed on Overthe-Counter Bulletin Board. Previously, Mr. Marks served as a director of Horwath Asia Pacific from January 2002 to December 2005 and was the Chief Executive Officer and Director at B2Gglobe (Pty) Limited from May 2001 to December 2002. Mr. Marks received both Bachelor’s and Master’s Degrees in Commerce from the University of the Witwatersrand in Johannesburg, South Africa in 1994 and 1997, respectively, and also received a Bachelor’s Degree in Psychology from the University of South Africa in 1998. In 1997, Mr. Marks qualified as a Chartered Accountant in South Africa, and in 1999 as a Fellow of the Association of International Accountants in the United Kingdom.

Mr. Suiyin Gao, Independent Director

        Mr. Suiyin Gao, 54, servers as independent Director of our Company on October 10, 2007. He has over 30 years experience in human resource and management consultant area. Mr. Gao is currently the head of the Shaanxi Senior Talent Office, which is affiliated with Shaanxi Provincial government and focused on corporation management, consultation and human resources services. Mr. Gao is the founder and chairman of Shanxi management Member Club, one of the largest manager clubs in Shanxi province. Mr. Gao is currently an independent director of six enterprises, and also acted as senior consultant for more than twenty enterprises. Previously, Mr. Gao worked) government since 1973. In 1998, Mr. Gao received his degree in Master of Business Administration from Northwest University in China.

        Also nominated for our Board of Directors is:

Mr. Albert Scott McLelland

        Mr. McLelland has been nominated as an Independent Director of our company. He has been senior managing director of AmPac Strategic Capital LLC (AmPac) since 2003. He is also a founder and managing director of AmPac-TDJ LLC. Prior to founding AmPac, Albert was responsible for cross-border transactions practice of PricewaterhouseCoopers’ (PwC) Financial Advisory Services. Albert possesses extensive investment and merchant banking experience. He has built two Asian based financial service firms. He also ran corporate finance at CEF Taiwan Limited. Albert began his investment banking career at Shearson Lehman underwriting bond issues. Albert holds an MBA degree from the University of Chicago and a Master of International Affairs from Columbia University. He did his undergraduate studies at the University of South Florida and also studied Mandarin at the National Normal University in Taiwan.

        The following table sets forth all our independent directors of the Board of Directors and their positions at the Compensation, Nominating and Audit Committees:

Independent Directors	Title	Service in committee

Mr. Michael Marks	Independent Director	Chairman of Compensation Committee; Member of Audit Committee

Ms. Carolina Woo	Independent Director	Member of Audit Committee; Member of Nominating and Governance Committee

Mr. Suiyin Gao	Independent Director	Chairman of Nominating and Governance Committee; Member of Compensation Committee

Required Vote

The seven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors.

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        MSCM LLP (“MSCM”) has been selected by our audit committee to serve as our independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2008 and to issue a report on our fiscal 2008 financial statements. MSCM audited our financial statements for the fiscal year ended December 31, 2007. Such selection was approved by our Board of Directors. Although our governing documents do not require the submission of this matter to stockholders, the Board considers it desirable that the appointment of MSCM be ratified by stockholders.

        Moore Stephens Wurth Frazer and Torbet LLP (“Moore Stephens”) was the independent registered public accounting firm who audited our financial statements as of and for the fiscal year ending December 31, 2006. On December 10, 2007, Moore Stephens resigned as our independent registered public accounting firm and we engaged MSCM. The report of Moore Stephens on our financial statements as of and for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended December 31, 2006, the Company had (i) no disagreement with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore Stephens, would have caused them to make reference thereto in their report on the Company’s financial statements for such years; and (ii) no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K). We provided Moore Stephens with a copy of the disclosures to the foregoing effect set forth in our Current Report on Form 8-K which we filed with the SEC on December 12, 2007. At our request, Moore Stephens furnished a letter addressed to the SEC, attached to such Current Report on Form 8-K as Exhibit 16, stating that it agreed with such disclosures.

        Kabani & Company, Inc, (“Kabani”) was the independent registered public accounting firm who audited our financial statements as of and for the year ended December 31, 2005 and 2004. On December 29, 2006, Kabani was dismissed as our independent registered public accountants, and we engaged Moore Stephens. The report of Kabani on our financial statements as of and for the fiscal year ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended December 31, 2005 and 2004, the Company had (i) no disagreement with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kabani, would have caused them to make reference thereto in their report on the Company’s financial statements for such years; and (ii) no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K). We provided Kabani with a copy of the disclosures to the foregoing effect set forth in our Current Report on Form 8-K which we filed with the SEC on December 29, 2006. At our request, Kabani furnished a letter addressed to the SEC, attached to such Current Report on Form 8-K as Exhibit 16.1, stating that it agreed with such disclosures.

        During the fiscal years ended December 31, 2006 and December 31, 2005 and the interim period preceding the engagement of MSCM, we did not consult MSCM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that MSCM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

        A representative of MSCM is not expected to be present at the Special Meeting and thus will not be available to respond to appropriate or have an opportunity to make a statement if he or she so desires.

Required Vote

        An affirmative vote of the holders of at least a majority of the shares of common stock voting on this proposal is required for its adoption. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless stockholders specify a contrary vote. No determination has been made as to what action our audit committee or Board of Directors will take if stockholders do not ratify the appointment of MSCM.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF MSCM LLP AS OUR INDEPENDENT ACCOUNTANTS

PROPOSAL III

APPROVAL OF THE ADOPTION OF THE 2007 STOCK INCENTIVE PLAN

At the Special Meeting, our stockholders will vote to approve the adoption of the 2007 Stock Incentive Plan. Unless otherwise directed, all proxies will be voted in favor of the approval of the adoption of the 2007 Stock Incentive Plan.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF 2007 INCENTIVE STOCK INCENTIVE PLAN

Background and Purpose

        The Board of Directors (the “Board”) has adopted the 2007 Stock Incentive Plan (the “Plan”). The Board recommended that the Plan be adopted, assumed and approved by our stockholders.

        The purpose of the Plan is to increase our ability to attract and retain talented employees, officers, consultants and directors and thereby enhance our growth and profitability. The Plan provides for the grant of awards of restricted stock to those of our employees, officers, consultants and directors as may be designated by the Board or the committee appointed by the Board. Awards of restricted stock are rights to receive shares of common stock which are subject to a substantial risk of forfeiture and restrictions on transferability.

        Stockholder approval of the Plan and any amendment to the Plan increasing the number of shares available for issuance is required for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

        The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Information Statement as Exhibit 1. Stockholders are urged to read the actual text of the Plan in its entirety.

Administration of the Plan

        The Board or a committee appointed by the Board shall administer the Plan. The committee shall consist of such number of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) as may be required and each such non-employee director shall satisfy such requirements as may be necessary to qualify for exemptions under Rule 16b-3. To the extent required for compensation realized from the restricted stock issued under the Plan to be deductible by us or any of our subsidiaries pursuant to Section 162(m) of the Code, the members of such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m) of the Code. Subject to the express provisions of the Plan, the Board or the committee has the complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board or the committee has the authority to determine, among other things, the persons to whom awards of restricted stock will be granted, the number of shares to be granted, and the terms and conditions of each award, including the period during which an award will be subject to restrictions. In addition, the committee shall determine whether any such grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

Shares Available

        The maximum aggregate number of shares of common stock that may be issued pursuant to awards of restricted stock under the Plan is 1,000,000 shares. No awards of restricted stock can be granted under the Plan after the earlier of the date that is ten (10) years after the date on which the Plan is adopted by the Board or approved by our stockholders. Shares underlying awards that expire or are forfeited will again be available for the grant of additional awards within the limits provided in the Plan. Appropriate adjustments will be made to the shares subject to outstanding awards in the event of any reorganization, recapitalization, share split or other change in out capital structure to account for the changed circumstances. Shares granted to satisfy awards under the Plan may be authorized and unissued shares, or shares held in our treasury.

Restricted Stock Awards

        Under the terms of the Plan, an award will be made in the form of restricted stock. All shares of restricted stock are subject to the following restrictions: (i) except as provided below, all restricted stock will be forfeited to us unless the recipient of the restricted stock remains in our employ or service during the restriction period established by the Board or committee; and (ii) during such restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the shares of restricted stock. Certificates representing restricted stock granted under the Plan will be held by us in escrow until the restrictions lapse and the shares vest. Upon the grant of restricted stock, the recipient will have the rights of a stockholder with respect to such restricted stock, including the right to vote the restricted stock and, unless otherwise determined by the Board or the committee, the right to receive all dividends and other distributions paid or made with respect to the restricted stock.

Generally, unless the Board or committee determines otherwise, upon a participant’s termination of employment for any reason other than death, disability or retirement, restricted stock that has not vested is immediately forfeited to us.

The Board or committee may at any time, and from time to time, modify or amend the plan, except that unless approved by the stockholders: (i) the maximum number of shares of restricted stock which may be issued under the Plan may not be increased (except in the event of a stock split or other adjustment described above); or (ii) the requirements as to eligibility for participation in the Plan may not be modified.

Section 162(m) Provisions

        Awards to any participant whom the committee determines to be a “covered employee” under Section 162(m) of the Code may be subject to restrictions, including the establishment of performance goals, as necessary for the award to meet the requirements for performance-based compensation under Section 162(m). The committee shall establish performance goals in the case of an award of restricted stock intended to qualify for the performance-based compensation exception of Section 162(m) of the Code within the time period and in accordance with the requirements prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

Transferability

        Awards under the Plan generally are not transferable other than by will or by the laws of descent and distribution, and, during the lifetime of the participant, only the participant or his or her duly appointed guardian or personal representative may sell the shares.

Federal Income Tax Consequences

        The following is a brief summary of the U.S. Federal income tax consequences of awards of restricted stock made under the Plan, based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local or foreign tax consequences. The following summary of tax information is not tax advice.

Restricted Stock

        Generally, the recipient of a restricted stock award will not recognize any taxable income at the time he or she is granted shares of restricted stock. At the time the restricted stock vests, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the vested shares over any amount paid by the recipient in exchange for the shares. The recipient’s basis for the determination of gain or loss on a subsequent disposition of such shares will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares vest. Any gain or loss recognized on a subsequent disposition of the shares will be short-term or long-term capital gain, depending on the length of time the recipient holds the shares. At the time of vesting, we will be entitled to a tax deduction in the amount of ordinary income recognized by the recipient, subject to the limitations of Section 162(m) of the Code. A recipient may elect to file a special tax election under Section 83(b) of the Code with the Internal Revenue Service, within 30 days of his or her receipt of the restricted stock award, to recognize ordinary income at the time the recipient receives the award in an amount equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares. The recipient’s basis for determining gain or loss on a subsequent disposition of the shares as to which a Section 83(b) election has been made will be the amount which the recipient so included income. Any gain or loss recognized by the recipient on a subsequent disposition of the shares which were subject to the Section 83(b) election will be short-term or long-term capital gain or loss, depending on the length of time since the date of the award. If, however, the recipient forfeits an award upon a termination of employment or service prior to vesting, the recipient will generally not be entitled to deduct any loss upon such forfeiture even though he or she may have been required to include an amount in income by virtue of the Section 83(b) election. At the time income is recognized by the recipient, we will be entitled to a corresponding deduction, subject to the limitations of Section 162(m) of the Code.

The Plan is designed to meet the requirements for exemptions from coverage under Section 409A of the Code governing nonqualified deferred compensation. Subject to the restrictions on amendment and termination set forth above, the Company is expressly authorized to take such actions as may be necessary to avoid adverse tax consequences thereunder.

Section 162(m) Limitations

        Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to “covered employees” in excess of $1,000,000 in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. The Plan has been designed to permit the committee to grant restricted stock awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting to receive a federal income tax deduction in connection with such awards. Future changes in Section 162(m) of the Code or related regulations may adversely affect our ability to ensure that awards of restricted stock issued under the Plan will continue to qualify as “performance-based compensation” that is fully deductible by us under Section 162(m) of the Code.

Required Vote

        An affirmative vote of the holders of at least a majority of the shares of common stock voting on this proposal is required for its adoption. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless stockholders specify a contrary vote.

CORPORATE GOVERNANCE

Independence of Directors

        Three of the nominees for director, Carolina Woo, Michael Marks, and Suiyin Gao, have been designated by our Board as “independent” directors pursuant to the independence standards for directors set forth in Rule 4200(a)(15) of the NASDAQ Stock Market (“NASDAQ”) Marketplace Rules. As required under the NASDAQ listing standards, a majority of the members of the Board of Directors must qualify as “independent”, as determined by the Board pursuant to the standards applicable to listed companies pursuant to Rule 4200(a)(15) of the NASDAQ Stock Market. A majority of the directors of our Board did quality as “independent” pursuant to those standards prior to the resignation of Mr. Meng on October 10, 2008. The Company has corresponded with NASDAQ regarding this issue and will take all the necessary actions to regain compliance with the NASDAQ continued listing standards within the required timeframe beginning with the nomination of a new independent director, Albert McLelland. In addition, all of the members of our compensation, nominating and audit committees are independent under the foregoing standards.

        In its review of director independence, the Board considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with us. Independent directors are not engaged in any material relationship with us that may impair or inhibit, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on our behalf and on behalf of our stockholders. When assessing the “materiality” of a director’s relationship with us, the Board considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Board and Committee Information

        During the fiscal year ended December 31, 2007, our Board of Directors hold ten meetings. Although we do not have any formal policy regarding director attendance at special stockholder meetings, we attempt to schedule our meetings so that all of our directors can attend or participate. In addition, we expect our directors to attend all Board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During the fiscal year ended December 31, 2007, each of our directors attended at least 75% of the aggregate of the number of meetings of the Board held during the period he or she served as a director.

Audit Committee Information and Report

        During the fiscal year ended December 31, 2007, our audit committee hold one meeting. The Audit Committee currently consists of Carolina Woo and Michael Marks, each an independent director pursuant to the independence standards for directors set forth in Rule 4200(a) (15) of the NASDAQ Marketplace Rules. If elected at this special meeting, Mr. McLelland will be added to the committee and one of the members will be appointed Chairman due to the recent resignation of Mr. Meng. In addition, our Board of Directors will choose a new member that they determine to meet the standards of an audit committee “financial expert” as defined by the Sarbanes-Oxley Act of 2002. The audit committee’s duties, which are specified in our audit committee charter, include, but are not limited to:

•	The integrity of our Company's accounting and financial reporting processes;

•	Our Company's compliance with legal and regulatory requirements; and

•	The independent auditor’s qualifications, independence and performance.

        Notwithstanding anything to the contrary set forth in our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings made by us under those statutes, this section entitled “Audit Committee Information and Report” will not be incorporated by reference in any of those prior filings or any future filings by us.

        Audit Committee Inquiries.   As stated above, our audit committee establishes procedures to promote the integrity of our accounting and financial reporting processes. For that purpose, the audit committee engages our independent public accountants, and monitors the performance of our accounting staff and the implementation of internal controls over our financial statement reporting. In connection with these responsibilities, the audit committee has established procedures to enable anyone to report a concern with respect to our accounting, auditing or internal control. Upon receipt of any matter relating to our accounting, auditing or internal control, the chairman of the audit committee will review the information, advise the other members of the committee, conduct such investigation and take such action as may be appropriate to address the concerns expressed in the inquiry. Employees are reminded that we do not permit retaliation of any kind against employees for good faith reports of concerns about the conduct of our employees, agents, contractors or outside auditors, or potential violations of law or our internal policies.

Audit Committee Report

        Our audit committee has met and held discussions with management and MSCM LLP who, as noted above, was the independent registered public accounting firm we engaged to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2007 and who issued a report on such fiscal 2007 consolidated financial statements. Management represented to the audit committee that such 2007 consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee reviewed and discussed the consolidated financial statements with management and MSCM LLP, the independent auditors with respect to such financial statements. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors’ independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by such independent auditors. Based upon the committee’s discussion with management and the independent auditors and the committee’s review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2007.

The Members of the Audit Committee

Carolina Woo Michael Marks

Nominating and Governance Committee Information

        Our nominating committee consists of Carolina Woo and Suiyin Gao, with Suiyin Gao serving as chairman. Each of Carolina Woo and Suiyin Gao is an independent director pursuant to the independence standards for directors set forth in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. During the fiscal year ended December 31, 2007, the nominating and governance committee met one times. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that the nominating committee will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements: the stockholder must submit in writing to the nominating committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business, educational background, qualifications for service, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to our nominating committee at our address and must be received in a timely manner as specified in our proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of our Board of Directors). The timing requirements with respect to next year’s annual meeting are described in the section of this proxy statement entitled “Proposals for 2008 Annual Meeting.” The nominating committee may request further information if it determines a potential candidate may be an appropriate nominee.

Compensation Committee Information

        Our compensation committee consists of Michael Marks and Suiyin Gao, with Mr. Marks serving as chairman. At a time in the near future a new member will be added to the committee due to the recent resignation of Mr. Meng. Each of Michael Marks and Suiyin Gao is a non-employee director and is independent pursuant to the independence standards for directors set forth in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. During the fiscal year ended December 31, 2007, the nominating and governance committee met one times. The purpose of our compensation committee, which is specified in the compensation committee charter, is to review and approve compensation paid to our executive officers and directors and to certain of our key employees and to administer our incentive compensation plans, including authority to make and modify awards under such plans. At present, our only incentive compensation plan is our 2007 Stock Incentive Plan.

Compensation Committee Interlocks and Insider Participation

        We do not have any member of our compensation committee who is, or was an officer or employee, or had any relationship with the Company requiring disclosure under Item 404 of Rule S-K. We also do not have any executive officer who served as a member of the compensation committee of another entity or a director of another entity, whose executive officers served on our compensation committee or served as a director of our board.

Executive officer and director compensation

        The primary objective of our executive compensation program is to attract and retain an excellent management team that has key attributes such as business acumen, industry experience, personal integrity, the ability to recognize and make the most of the talent within the Company, and is motivated to work as a team and achieve results. A further objective of our compensation program is to provide incentives and reward each member of the management team for their contribution. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors.

        The key elements of compensation for the executive officers are a base salary, an annual bonus paid in cash and/or incentive stock award in shares of company stock. The executive officers are also eligible for certain other benefits and perquisites that are intended to be a part of a competitive compensation package that provides health, welfare, savings and retirement programs comparable to those provided to employees and executives at other companies in our industry. Some elements of compensation are related, meaning that the value of one element affects the value of another element. For example, increasing base salary increases target bonus opportunities as well as savings, pension and disability benefits. Increasing bonuses also increases pension and savings plan benefits, but long-term incentive awards are excluded from both of these plans.

        Our compensation program is designed to reward performance. The base salary is paid to provide for basic living expenses, an annual bonus paid in cash and/or the incentive stock award in shares of company stock are paid to reward performance. The amount of the payment has been determined based on work performance, importance of position and individual credentials. Our compensation elements is a business decision under the purview of the Compensation Committee which evaluates the effectiveness of such elements on an annual basis.

        However, we are a relatively small company compared to many listed companies with limited resources and management manpower to engage in very sophisticated and complicated executive compensation calculation system. We have to spend our limited management resources on running our business operations rather than trying to achieve a sophisticated compensation system and depend on the business judgment of compensation committee to make business judgment calls on the overall policies and treatment of executive compensation issues. We engaged an independent compensation advisor in September 1999 but had to terminate the engagement due to cost considerations in October 2007. Before the termination, no substantive service was provided for many years due to non-performance of certain services to be provided by the consultant.

        See Proposal III – “Approval of the Adoption of the 2007 Stock Incentive Plan” for a summary of information related to the 2007 Stock Incentive Plan.

        The following table sets forth all compensation paid in respect of our Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the Named Executive Officers) for our last three completed fiscal years. The compensation is comprised of base salary and bonus.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Other Compen- sation ($)	Total ($)
Pingji Lu	2007		$19,285	N/A	1,641,626	N/A	N/A	N/A	N/A		$1,660,911
Chairman & CEO	2006		$16,784	N/A	N/A	N/A	N/A	N/A	N/A		$16,784
	2005		$16,887	N/A	N/A	N/A	N/A	N/A	N/A		$16,887

Genxiang Xiao	2007		$11,903	N/A	348,730	N/A	N/A	N/A	N/A		$360,633
Chief Administrative Officer and Director	2006		$13,763	N/A	N/A	N/A	N/A	N/A	N/A		$13,763
	2005		$13,847	N/A	N/A	N/A	N/A	N/A	N/A		$13,847

Xiaohong Feng	2007		$18,821	N/A	427,006	N/A	N/A	N/A	N/A		$445,827
Chief Operating Officer & Board Member	2006		$15,276	N/A	N/A	N/A	N/A	N/A	N/A		$15,276
	2005		$15,370	N/A	N/A	N/A	N/A	N/A	N/A		$15,370

Yulong Wan	2007		$1,777	N/A	73,815	N/A	N/A	N/A	N/A		$75,592
Chief Financial Officer	2006		$7,238	N/A	N/A	N/A	N/A	N/A	N/A		$7,238
Notes: Working Period (Jan to Apr, 2007)	2005		$7,283	N/A	N/A	N/A	N/A	N/A	N/A		$7,283

Zhiyong Shi	2007		$1,482	N/A	N/A	N/A	N/A	N/A	N/A		$1,482
Vice President, Chief Legal	2006		$8,731	N/A	N/A	N/A	N/A	N/A	N/A		$8,731
Notes: Working Period (Jan to Apr, 2007)	2005		$8,785	N/A	N/A	N/A	N/A	N/A	N/A		$8,785
Counsel and Board Member

Carolina Woo	2007		$3,333	N/A	N/A	N/A	N/A	N/A	N/A		$3,333
Independent director of the Board	2006	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$	N/A
Notes: Working Period (Nov to Dec, 2007)

Edward Meng (2)	2007		$5,000	N/A	N/A	N/A	N/A	N/A	N/A		$5,000
Independent director of the Board	2006	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$	N/A
Notes: Working Period (Nov to Dec, 2007)

Michael Marks	2007		$2,500	N/A	N/A	N/A	N/A	N/A	N/A		$2,500
Independent director of the Board	2006	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$	N/A
Notes: Working Period (Nov to Dec, 2007)

Suiyin Gao	2007		$2,500	N/A	N/A	N/A	N/A	N/A	N/A		$2,500
Independent director of the Board	2006	$	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$	N/A
Notes: Working Period (Nov to Dec, 2007)

(1)     The Company paid RMB to all executive officers every month. The RMB amount is translated into USD when the Company files SEC documents. The exchange rates used were the average rates of 2007 and 2006. They were 0.1315 and 0.12557 respectively. All directors are paid in USD every quarter. The stock awards were valued based on the closing price of our common stock on the NASDAQ on July 2, 2008.

(2)     Mr. Meng resigned from the Board of Directors of the Company on October 10, 2008.

        On January 1, 2008 the Company entered into a one-year employment agreement with Pingji Lu as President and Chief Executive Officer. The agreement provides for a monthly base salary of RMB 2,200, and a monthly performance salary of RMB 122,800. Merit payment is given pursuant to the Company’s Guidelines for Performance Evaluation and Performance Assessment Rule in accordance with relevant laws. The Company has the right to adjust Mr. Lu’s salary according to his production operations, alteration of his post and distribution methods for labor remuneration established under the law. Mr. Lu is entitled to pension insurance, unemployment insurance, medical insurance, overall-planned medical care for serious illnesses, housing fund and other social insurance of the Company pursuant to relevant regulations of the province and Xi’an city. In the event the Company terminates Mr. Lu’s employment in violation of the agreement, the Company shall be required to pay Mr. Lu, in addition to paying the salaries for the remaining months of the term in full, economic compensation equal to 25% of the corresponding salaries. The Company has set up both monthly and annual personal performance target for Mr. Pingji Lu. Mr. Lu’s monthly base salary was not related to his monthly personal performance target. The monthly performance salary is measured in accordance with his contribution to the Company and reviewed and is subject to adjustment in his total annual compensation by the Compensation Committee periodically.

        On January 2, 2008 the Company entered into a three-year employment agreement with William Xin as Chief Financial Officer. The agreement provides for an annualized base salary to Mr. Xin of $36,000 before tax. The base salary will be reviewed annually by the Board of Directors of the Company, provided, however, that the base salary shall not be decreased below the amount ser forth in the first year. During Mr. Xin’s term of three year, totally 100,000 shares of the Company’s common stock should be granted to him. All of the shares of common stock shall be vested equally over the three year employment period by 33.33% each year with pro rata vesting if it is less than a full year. In the event the Company terminates Mr. Xin’s employment without cause, as defined in the agreement, or due to the change of control, the Company shall be required to pay Mr. Xin the lesser of (1) six months, or (2) the balance of the remaining three year contract all the salary and economic benefits including but not limited to all the unvested shares, health insurance and other infringe benefit.

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)
Pingji Lu, Chairman & CEO	N/A	N/A	N/A	N/A

Genxiang Xiao,	N/A	N/A	N/A	N/A
Chief Administrative Officer
and Director

Xiaohong Feng, Chief Operating	N/A	N/A	N/A	N/A
Officer & Board Member

Zhiyong Shi, Vice President,	N/A	N/A	N/A	N/A
Chief Legal Counsel and Board
Member

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors, and persons who beneficially own more than 10% of common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. To the Company’s knowledge, based solely on a review of the copies of Forms 3, 4 and 5, and all amendments thereto, furnished to the Company with respect to its 2008 fiscal year, the Company’s officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements,.

CODE OF ETHICS

        We have adopted a Code of Conduct and Ethics, which establishes expectations with respect to the conduct of all our Company’s employees, directors and officers, including our principal executive officer, principal financial officer, principal operating officer, principal accounting officer and controller or persons performing similar functions. We undertake to provide without charge to any person, upon written or verbal request of such person, a copy of our Code of Conduct and Ethics. Requests should be directed in writing to Investor Relations, China Housing & Land Development, Inc., 6 Youyi Dong Lu ,Han Yuan 4 F, Xi’an, Shaanxi, P.R. China 710054, attn: Lu Jing or by telephone at +86 29 8258-2632.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has borrowed money from certain employees to fund the Company’s construction projects. The loans bear interest ranging between 7% to 12% and the principal matures within one to three years. As of September 30, 2008, loan from employees amounted to $1,547,951. The following table sets forth the largest aggregate amount of principal outstanding during fiscal year 2007 and the quarter ended September 30, 2008, and the amounts of principal and interest paid during fiscal year 2007 and the quarter ended September 30, 2008:

	Fiscal year 2007		The quarter ended September 30, 2008
Item	RMB	USD	RMB	USD

The largest aggregate amount of principal outstanding	19,909,569	2,729,602	12,770,236	1,880,769

Principal paid	5,963,716	784,101	2,645,236	389,584

Interest Paid	768,786	101,079	215,350	31,716

Total Amount of Loans Outstanding	17,424,230	2,388,862	10,510,433	1,547,951

        The Company does not allow borrowing by the employees from the Company. There are no buying/selling transactions between the employees and the Company. The employee loans were made at a time when the Company needed working capital to expand operation and the employees helped the Company by giving their loans. The loans were made at or below the then current market rate. Although we have the overall policy of not allowing related party transaction unless the Company benefits, we have no written policies and procedures for the review, approval, ratification of any related party transaction. However, we have never engaged in any such transaction which can be evidenced by the audited financial statements. All our directors and officers understand that they should not engage in any related party transactions and we have announced the rule to the employees of the Company a few times at different employee meetings. The Company will work with the audit committee to set up such written policies and procedures for the review, approval, ratification of any related party transaction.

        The following table sets forth all loans the Company and New Land, its subsidiary, have made with their employees during the period for which this report is provided.

Tsining (As of September 30, 2008)
			Ex rate: 6.7899
First Name	Last Name	Amount (RMB)	Amount (USD)
Zhongbiao	Wang	210,667	31,026
Qiang	Tong	103,543	15,250
Zhiyong	Shi	169,480	24,961
Fang	Shen	146,364	21,556
Lijun	Lu	85,925	12,655
Fengrong	Jiao	391,990	57,731
Ming	Hui	186,590	27,481
Yan	Huang	32,222	4,746
Pengyun	Gao	129,000	18,999
Weiping	Fu	364,773	53,723
Enhu	Fan	109,875	16,182
Liexiang	Chen	343,928	50,653
Yongan	Chang	215,000	31,665
Yuewu	Bian	433,553	63,853
Jun	Yang	1,600	236
Lei	Feng	1,000	147
Qinghai	Fan	4,539	668
Xiaohe	Wang	1,600	236
Hongyan	Wang	4,978	733
Xiaoling	Hou	12,827	1,889
Wenqian	Miao	260	38
Yongxiang	Zhang	5,720	842
Total	2,955,433		435,269

NewLand (As of September 30, 2008)
			Ex rate:6.7899
First Name	Last Name	Amount (RMB)	Amount (USD)
Jiaqun	Zhou	100,000	14,728
Chenyang	Zhang	200,000	29,456
Ganming	Yi	400,000	58,911
Qian	Xue	150,000	22,092
Xiuqin	Wang	110,000	16,201
Shangyuan	Wan	320,000	47,129
Qiang	Tong	10,000	1,473
Xijing	Tao	300,000	44,183
Yan	Tao	130,000	19,146
Zhiyong	Shi	300,000	44,183
Fang	Shen	100,000	14,728
Junfeng	Qiao	100,000	14,728
Meng	Luo	200,000	29,456
Jing	Lu	150,000	22,092
Lijun	Lu	20,000	2,946
Runsheng	Lu	45,000	6,627
Pengfei	Liu	10,000	1,473
Wen	Liu	20,000	2,946
Jine	Li	210,000	30,928
Xuesong	Li	670,000	98,676
Lanqiu	Kang	400,000	58,911
Fengrong	Jiao	1,900,000	279,827
Yuan	Jiao	70,000	10,309
Aiguo	Fu	1,200,000	176,733
Delin	Chen	150,000	22,092
Hua	Chen	100,000	14,728
Yuewu	Bian	190,000	27,983
Total	7,555,000		1,112,682

INDEPENDENT PUBLIC ACCOUNTANT

        Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our audit committee pre-approved all such audit and non-audit services provided by MSCM LLP, our independent auditors for the fiscal year ended December 31, 2007 and our Board of Directors pre-approved all such audit and non-audit services provided by Moore Stephens Wurth Frazer and Torbet LLP, our independent auditors for the fiscal years ended December 31, 2006. These services included audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. The following fees were billed to us for audit and non-audit services by our independent auditors for the fiscal years ended December 31, 2007 and December 31, 2006:

	Year Ended December 31, 2007	Year Ended December 31, 2006

Audit Fees	$160,000	$100,000
Audit-Related Fees	$2,900	0
Tax Fees	0	0
All Other Fees	0	0

OTHER INFORMATION

Solicitation of Proxies

        The solicitation of proxies in the enclosed form is made on behalf of our Board of Directors and we are paying the cost of this solicitation. In addition to the use of the mails, proxies may be solicited without extra compensation personally or over the telephone by our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

Proposals for 2008 Annual Meeting

        Under Rule 14a-8(e) of the Exchange Act, a stockholder proposal intended for inclusion in the proxy statement for next year’s Annual Meeting must be received by the Company at its principal executive offices no later than August 26, 2009 which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

        Rule 14a-4(c)(1) establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. Rule 14a-4(c) (1) relates to the discretionary voting authority retained by the Company with respect to proxies. With respect to any stockholder proposal for next year’s Annual Meeting submitted after November 8, 2009 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before November 8, 2009, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

Discretionary Voting of Proxies

        Rule 14a-4 promulgated by the SEC establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. With respect to any stockholder proposal for next year’s Annual Meeting submitted after November 8, 2009 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before November 8, 2009, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

Other Stockholder Communications with our Board of Directors

        Our Board of Directors provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with our Board of Directors, any committee chairperson or our non-management directors as a group by writing to the Board or committee chairperson in care of China Housing & Land Development, Inc., 6 Youyi Dong Lu, Han Yuan 4 F, Xi’an, Shaanxi, P.R. China 710054, attn: Jing Lu. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

Annual Report

        A copy of the Company’s annual report on Form 10-K for the year ended December 31, 2007 filed with the SEC, including financial statements and the schedules thereto, is included in the same envelope in which this proxy is being mailed. The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement. We incorporate by reference in this proxy statement our annual report on Form 10-K for the fiscal year ended December 31, 2007, including the financial statements and audit reports contained therein, a copy of which is being mailed to our stockholders together with this proxy statement.

Other Matters

        The Board of Directors knows of no matter which will be presented for consideration at the Special Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Pingji Lu Chairman and Chief Executive Officer

Xi'An, Shaanxi Province
China December 23, 2008

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Please mark your votes like this	☒

This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR the proposals set forth as items 1, 2 and 3 below, and in the discretion of the named proxies (or their substitutes) on all other matters as may properly come before the Special Meeting.

	NOMINEES:	FOR all nominees listed to the left except as marked to the contrary below	WITHHOLD AUTHORITY to vote for all nominees listed to the left

1. Election of the following Directors:	(01) Albert McLelland, (02) Pingji Lu, (03) Xiaohong Feng, (04) Genxiang Xiao, (05) Michael Marks, (06) Carolina Woo, and (07) Suiyin Gao	☐	☐

INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name in the space below.

_______________________________________________________

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of MSCM LLP as our independent accountants for the fiscal year ending December 31, 2008	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. Approval of the adoption of the 2007 Stock Incentive Plan.	☐	☐	☐

Label Area 4” x 1 ½"

In their discretion, the named proxies or their substitutes are hereby authorized to vote in accordance with their own judgment upon such other matters as may properly come before the Special Meeting.
I plan on attending the Special Meeting. ☐
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ________________________________________________   Date _____________________________, 2008.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

China Housing & Land Development, Inc. — PROXY

Solicited By The Board Of Directors for Special Meeting To Be Held on January 12, 2009

The undersigned holder of common stock of China Housing & Land Development, Inc. (the “Company”), hereby revokes all previous proxies, hereby acknowledges receipt of the notice of Special Meeting of stockholders of the Company to be held on January 12, 2009 and the proxy statement and copy of annual report on Form 10-K accompanying such notice, and hereby appoints Pingji Lu and William Xin, with each of them having the power to act individually, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said Special Meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.

(Continued, and to be marked, dated and signed, on the other side)